UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 2, 2015

Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive, Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 541-4191

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth below under Item 5.02(c) regarding the Offer Letter (as defined below), the Change of Control Agreement (as defined below) and the Indemnification Agreement is hereby incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

The information set forth below under Item 5.02(c) is hereby incorporated by reference into this Item 5.02(b).

(c)

On April 3, 2015, the Board of Directors of Cepheid appointed Ilan Daskal, 49, as Cepheid’s Executive Vice President, Chief Financial Officer, effective as of the commencement of his employment with Cepheid, which is expected to occur on April 9, 2015.

Mr. Daskal served as Executive Vice President and Chief Financial Officer at International Rectifier Corporation, a power management semiconductor technology company, from 2008 through its acquisition in January 2015 by Infineon Technologies AG, a semiconductor and system solutions company. Prior to joining International Rectifier, Mr. Daskal most recently served as Vice President Finance and Business Administration, Communication Division North America for Infineon Technologies AG from 2001 through 2008, in addition to earlier positions as Chief Financial Officer at both Savan Communications Ltd and SmartLink Ltd. Mr. Daskal holds a Bachelor of Business degree in Accounting from Tel-Aviv College of Management, Israel and a Master of Science degree in Finance from City University of New York. Mr. Daskal has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Concurrently with Mr. Daskal’s appointment as Cepheid’s Executive Vice President, Chief Financial Officer, Daniel Madden ceased to serve as Cepheid’s Acting Chief Financial Officer, but will continue to be employed as Cepheid’s Vice President, Corporate Controller.

(e)

In connection with his employment, Mr. Daskal and Cepheid entered into an offer letter (the “Offer Letter”) on April 2, 2015 that will become effective upon the commencement of Mr. Daskal’s employment with Cepheid. Pursuant to the Offer Letter, Mr. Daskal will be entitled to receive an annual base salary of $425,000, will be eligible to participate in Cepheid’s regular health, insurance and benefit plans available to all employees and will be eligible to receive a target annual cash bonus of 60% of his base salary, subject to the terms of Cepheid’s 2015 Incentive Plan, which bonus will be prorated for the portion of 2015 during which Mr. Daskal is employed by Cepheid.

In addition, in connection with his employment, the Compensation Committee of Cepheid’s Board of Directors has approved:

•	The grant of an option to purchase 100,000 shares of Cepheid’s common stock to Mr. Daskal, with an exercise price equal to the closing fair market value of such common stock on his first day of employment (the “Option”). The Option will vest over a four-year period with 25% of the shares vesting on the first anniversary of the grant date and the remaining shares vesting monthly thereafter for the following thirty-six months until all of the shares subject to the Option are fully vested, for so long as Mr. Daskal is providing services to Cepheid.

•	The grant of 10,000 restricted stock units (the “RSUs”) to Mr. Daskal. The RSUs will vest over a four-year period with 25% of the RSUs vesting on the first anniversary of the grant date and the remaining RSUs vesting quarterly thereafter for the following twelve quarters until all of the RSUs are fully vested, for so long as Mr. Daskal is providing services to Cepheid.

The Option and RSUs will be granted as inducement grants pursuant to Section 5635(c)(4) of The NASDAQ Stock Market Rules.

Pursuant to his Offer Letter, Mr. Daskal also entered into Cepheid’s standard form of Indemnification Agreement (the “Indemnification Agreement”) and standard form of Change of Control Retention and Severance Agreement (the “Change of Control Agreement”) applicable to all of Cepheid’s executive officers. Pursuant to the Change of Control Agreement, if Mr. Daskal’s employment is terminated without Cause (as defined in the Change of Control Agreement) or he resigns within 90 days following a Diminution of Responsibilities (as defined in the Change of Control Agreement), in either case within twelve months following a Change of Control (as defined in the Change of Control Agreement), he will be entitled to a lump sum payment equal to (i) eighteen months of his then-current base salary plus (ii) 100% of the target bonus for which he would have been eligible during the year of termination pursuant to Cepheid’s then-effective cash incentive bonus plan, and all of Mr. Daskal’s stock options and shares of restricted stock units, and any other equity-based compensation granted to Mr. Daskal after the date of the Change of Control Agreement, will become fully vested and exercisable, and all Cepheid repurchase, forfeiture or similar rights with respect to such equity-based compensation will terminate. Any benefits available under the Change of Control Agreement are conditioned upon Mr. Daskal’s execution of a general release in favor of Cepheid.

The description of Mr. Daskal’s compensation arrangements set forth herein is qualified in its entirety by reference to the full text of the Offer Letter and the forms of Indemnification Agreement and Change of Control Agreement, which are Exhibits 10.01, 10.02 and 10.03 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On April 7, 2015, Cepheid issued a press release announcing that it has appointed Ilan Daskal as its Executive Vice President, Chief Financial Officer. The press release is attached hereto as Exhibit 99.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title

10.01	Offer Letter dated April 2, 2015 by and between Cepheid and Ilan Daskal.

10.02	Form of Change of Control Retention and Severance Agreement between Cepheid and each of its executive officers, as amended. (Incorporated by reference to Exhibit 10.18 filed with the Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2014).

10.03	Form of Indemnification Agreement between Cepheid and each of its officers and directors. (Incorporated by reference to Exhibit 10.6 filed with the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 7, 2000).

99.01	Press release dated April 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: April 7, 2015	By:	/s/ John L. Bishop
Name: John L. Bishop
Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Title

10.01	Offer Letter dated April 2, 2015 by and between Cepheid and Ilan Daskal.

10.02	Form of Change of Control Retention and Severance Agreement between Cepheid and each of its executive officers, as amended. (Incorporated by reference to Exhibit 10.18 filed with the Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2014).

10.03	Form of Indemnification Agreement between Cepheid and each of its officers and directors. (Incorporated by reference to Exhibit 10.6 filed with the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 7, 2000).

99.01	Press release dated April 7, 2015.